SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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NAUGATUCK VALLEY FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Naugatuck Valley Financial Corporation. We will hold the meeting in the Community Room at Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut, on May 21, 2015 at 10:00 a.m. local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of McGladrey LLP, the Company’s independent registered public accountants, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented you may vote your shares on the Internet, or by using a toll-free telephone number or by completing the enclosed proxy card and returning it in the postage pre-paid envelope. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

William C. Calderara
President and Chief Executive Officer

333 Church Street

Naugatuck, Connecticut 06770

(203) 720-5000

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Thursday, May 21, 2015.

PLACE	The Community Room in Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut.

ITEMS OF BUSINESS	(1)	The election of four directors for a term of three years and one director for a term of two years.

(2)	The ratification of the appointment of McGladrey LLP as independent registered public accountants for the fiscal year ending December 31, 2015;

(3)	To vote on a non-binding resolution to approve the compensation of our named executive officers; and

(4)	Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 27, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You may vote your shares on the Internet, or by telephone or by completing the enclosed proxy card and returning it in the postage pre-paid envelope. Voting instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Bernadette A. Mole

Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote your shares on the Internet, or by using a toll-free telephone number or by completing the enclosed proxy card and returning it in the pre-paid envelope.

NAUGATUCK VALLEY FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Naugatuck Valley Financial Corporation (“Naugatuck Valley Financial” or the “Company”) for the 2015 annual meeting of stockholders and for any adjournment or postponement of the meeting. Naugatuck Valley Financial is the holding company for Naugatuck Valley Savings and Loan (“Naugatuck Valley Savings” or the “Bank”).

We are holding the annual meeting in the Community Room at Naugatuck Valley Savings’ main office at 333 Church Street, Naugatuck, Connecticut, on May 21, 2015 at 10:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 8, 2015.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 21, 2015.

The Proxy Statement and Annual Report to Stockholders are available at:
www.nvsl.com/shareholder/report.aspx

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Naugatuck Valley Financial common stock that you owned as of the close of business on March 27, 2015. As of the close of business on March 27, 2015, a total of 7,002,208 shares of Naugatuck Valley Financial common stock were outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Naugatuck Valley Financial in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Through the Naugatuck Valley Savings and Loan KSOP Plan (the “KSOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

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If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Naugatuck Valley Financial common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

If you participate in the Naugatuck Valley Savings and Loan KSOP Plan. If you participate in the KSOP and your KSOP account is credited with shares of Naugatuck Valley Financial common stock, the shares credited to your KSOP account will be noted on the proxy card sent to you with the materials for the Annual Meeting of Stockholders.  All KSOP participants eligible to direct the voting of shares held in the KSOP must submit voting directions by May 14, 2015.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect four directors to serve a term of three years and one director for a term of two years. In voting on the election of directors, you may vote in favor of the nominees, withhold your vote as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Ratification of the selection of McGladrey LLP as our independent registered public accountants requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement) and the non-binding resolution to approve the compensation of the named executive officers (Item 3 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they deemed appropriate.

Current regulations prohibit your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the non-binding resolution to approve the compensation of the named executive officers, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

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In counting votes on all the proposals presented in this proxy statement, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on the proposals.

Voting by Proxy

The Board of Directors of Naugatuck Valley Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Naugatuck Valley Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Naugatuck Valley Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” all nominees for director;

•	“FOR” ratification of McGladrey LLP as the Company’s independent registered public accountants; and

•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Naugatuck Valley Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing requirements of the NASDAQ Global Market, except for Mr. Calderara, who is the President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans that the Bank has directly or indirectly made to Director Famiglietti.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Carlos S. Batista serves as Chairman of the Board of Directors. Mr. Batista is independent under the listing requirements of The NASDAQ Global Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Executive management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies the members of our Audit, Compensation and Nominating and Corporate Governance Committees as of December 31, 2014. All members of each committee are independent in accordance with the listing standards of The NASDAQ Global Market. Each of the committees operates under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Shareholder Relations section of the Bank’s website (www.nvsl.com).

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Nominating and Corporate
Director	Audit Committee	Compensation Committee	Governance Committee
Orville G. Aarons		x
Carlos S. Batista	x	x	x
Robert M. Bolton (1)
Frederick A. Dlugokecki	x		x
Richard M. Famiglietti		x*	x
Kevin A. Kennedy	x*		x
J. Allen Kosowsky(2)	x		x
James A. Mengacci		x	x*
Lawrence B. Seidman (3)
Number of Meetings in 2014	14	10	8

*	Chairman

(1) Mr. Bolton was elected to the Board of Directors on November 24, 2014.

(2) Mr. Kosowsky resigned his position on the Board of Directors on January 8, 2015.

(3) Mr. Seidman was elected to the Board of Directors on November 24, 2014.

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. This committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Mr. Kennedy and director nominees Leonard M. Romaniello, Jr. and Julienne C. Cassarino are audit committee financial experts under the rules of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the President and Chief Executive Officer, other executives and non-employee directors. In general, the Compensation Committee considers the Company’s financial performance, peer group financial performance and compensation survey data when making decisions regarding the Chief Executive Officer’s compensation, including salary, bonus, and awards made under the 2005 Equity Incentive Plan. For all other named executive officers, Mr. Calderara, our President and Chief Executive Officer, annually reviews each officer’s performance and, based upon guidelines established by the Compensation Committee, determines the appropriate base salary for each officer. Mr. Calderara also makes recommendations to the Compensation Committee with respect to payments to be made under our annual cash incentive plan and grants of long-term equity incentive awards for each named executive officer, excluding himself. Based on these recommendations from Mr. Calderara and other considerations, the Compensation Committee approves the payments to be made under our annual cash incentive plan and grants of long-term equity incentive awards for each other named executive officer. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions. The Nominating and Corporate Governance Committee has established the following non-employee director compensation plans: annual retainer; per meeting fees; long-term incentive compensation; and deferred compensation plan. The non-employee director compensation plans are designed to attract, retain and motivate talented directors while balancing the interests of stockholders.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including leading the Board in its annual review of the Board’s performance, recommending to the Board of Directors the corporate governance policies and guidelines applicable to Naugatuck Valley Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Committee are set forth below.

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Nominating and Corporate Governance Committee Procedures

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation of 70 years and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Candidates deemed eligible for election to the Board of Directors are evaluated by the Nominating and Corporate Governance Committee using the following criteria for selecting nominees:

•	financial, regulatory and business experience and skills;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;

•	ability to devote sufficient time and energy to diligently perform duties; and

•	independence.

The Nominating and Corporate Governance Committee also considers other factors the Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Director Nomination Process. The Nominating and Corporate Governance Committee adheres to the following process when identifying and evaluating individuals to be nominated for election to the Board of Directors:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has never used an independent search firm to identify nominees.

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Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Director Compensation – For the 2014 Fiscal Year

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2014 fiscal year.

		Supplemental
	Fees Earned or Paid	Deferred		All Other
	in Cash(1)	Compensation(2)	Option Awards (3)	Compensation(4)	Total
Orville G. Aarons	$35,300	$-	$-	$-	$35,300
Carlos S. Batista	42,900	10,383	-	647	53,930
Robert M. Bolton(5)	5,150	-	-	-	5,150
Frederick A. Dlugokecki	40,000	-	-	-	40,000
Richard M. Famiglietti	29,200	11,568	-	2,706	43,474
Kevin A. Kennedy	35,800	-	-	-	35,800
J. Allen Kosowsky(6)	27,109	-	-	-	27,109
James A. Mengacci	34,100	10,000	-	-	44,100
Lawrence B. Seidman(7)	5,150	-	-	-	5,150

(1)	Fees earned for service with Naugatuck Valley Savings and Naugatuck Valley Financial, attending Board of Directors meetings and Board Committee meetings.
(2)	Payment credited under the Deferred Compensation Plan for Directors for Messrs. Batista, Famiglietti and Mengacci plus earnings on amounts previously deferred.
(3)	The aggregate number of options held by all of the non-employee directors at fiscal year-end was 55,767. None were granted in 2014.
(4)	Represents the cost of Term Life Insurance on the named directors and payment credited under the Deferred Compensation Plan for Directors for Messrs. Batista and Famiglietti. The owner of the life insurance policy is the insured and the beneficiary is the spouse of the director.
(5)	Mr. Bolton was appointed to the Board of Directors on November 24, 2014.
(6)	Mr. Kosowsky served as a director from February 7, 2014 until January 8, 2015.
(7)	Mr. Seidman was appointed to the Board of Directors on November 24, 2014.

Cash Retainer and Meeting Fees for Non-Employee Directors. Naugatuck Valley Savings maintains a standard compensation arrangement for its non-employee directors and committee members that is comprised of annual retainers for board service and fees for board meeting attendance and committee meeting attendance. For the fiscal 2014 year, directors were paid $7,500 ($11,500 for Chairman) in an annual retainer for board service, $500 per board meeting attended (regular or special) and $400 per committee meeting attended.

Non-employee directors of Naugatuck Valley Financial receive a $500 quarterly retainer, and audit committee members receive $400 per audit committee meeting attended.

Deferred Compensation Plan. Naugatuck Valley Financial and Naugatuck Valley Savings sponsor a deferred compensation plan which provides a vehicle for non-employee directors to defer all or a portion of the fees payable to the director for services as a member of the Boards of Directors of the Bank and the Company. In addition, the plan provides certain participants with a $10,000 annual payment which may be deferred at the election of the participant. Messrs. Batista, Famiglietti and Mengacci currently participate in the plan. The plan also provides the current participants with supplemental plan benefits in the event of a change in control or upon a director’s death (before age 70), termination of service due to disability (before age 70) or the removal or failure to reelect a participating director for reasons other than cause (as such term is defined in the plan). The benefit payable upon death or due to the termination of a director as a result of his removal or failure to be re-elected (other than for cause) decreases by $10,000 each year while the director remains in service. The payment of benefits (other than for death and disability) under the Deferred Compensation Plan to Messrs. Batista, Famiglietti and Mengacci currently requires the non-objection of the regulators.

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The following table outlines the plan sponsor-provided benefits to which the participating directors would have been entitled under the deferred compensation plan as of December 31, 2014:

	Death Benefit/ Removal or
	Failure to Reelect for
Name	Reasons Other than Cause	Disability	Change in Control
Carlos S. Batista	$70,000	$140,000	$300,000
Richard M. Famiglietti	70,000	140,000	300,000
James A. Mengacci	170,000	240,000	500,000

Board and Committee Meetings

During the year ended December 31, 2014, the Board of Directors of the Company met 5 times and the Board of Directors of Naugatuck Valley Savings met 18 times. No director of Naugatuck Valley Savings or the Company attended fewer than 75% of the total meetings of the respective Board of Directors and committees on which such director served.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2014 annual meeting of stockholders.

Code of Ethics and Business Conduct

Naugatuck Valley Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants (“independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed pursuant to Auditing Standard No. 16 (Communications with Audit Committees).

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In addition, the Audit Committee has received written communication from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s independence, and has discussed with the independent accountants their independence. In concluding that the independent accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent accountants were compatible with their independence.

The Audit Committee discussed with the Company’s independent accountants the overall audit strategy, timing of the audit and significant risks. The Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their audit and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The Audit Committee

Kevin A. Kennedy, Chairman

Carlos S. Batista

Frederick A. Dlugokecki

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STOCK OWNERSHIP

The following table provides information as of March 27, 2015 about the persons and entities known to Naugatuck Valley Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

			Percent of
	Number of		Common Stock
Name and Address	Shares Owned		Outstanding(1)
Stilwell Value Partners II, L.P.,
Stilwell Value Partners VII, L.P.,
Stilwell Partners, L.P., Stilwell Activist Fund, L.P.,
Stilwell Activist Investments L.P., Stilwell Value LLC,
and Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006	679,831	(2)	9.7%

Naugatuck Valley Savings and Loan KSOP Plan
333 Church Street
Naugatuck, Connecticut 06770	602,900	(3)	8.6%

RBC Capital Markets, LLC
200 Vesey Street
New York, New York 10281	427,082	(4)	6.1%

Grace & White Inc.
515 Madison Avenue, Suite 1700
New York, New York 10022	402,271	(5)	5.7%

(1)	Based on 7,002,208 shares of the Company’s common stock outstanding and entitled to vote as of March 27, 2015.
(2)	Based on information contained in a Schedule 13D/A filed with the Securities and Exchange Commission on March 14, 2014, which indicates that Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., Stilwell, Activist Investments L.P., Stilwell Activist Fund L.P., Stilwell Value LLC, and Joseph Stilwell have shared voting and dispositive power over 679,831 shares.
(3)	Effective December 1, 2014, the Company combined its 401(k) plan and its ESOP into one plan called the Naugatuck Valley Savings and Loan KSOP Plan.
(4)	Based on information contained in a schedule 13G filed with the Securities and Exchange Commission on February 12, 2015, which indicates that RBC Capital Markets, LLC have shared voting and dispositive power over 427,082 shares.
(5)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2015, which indicates that Grace & White, Inc. has sole voting power over 100,450 shares and sole dispositive power over 402,271 shares.

The following table provides information as of March 27, 2015 about the shares of Naugatuck Valley Financial common stock that may be considered to be beneficially owned by each director, by each nominee for director, by each named executive officer listed in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

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			Number of Shares
			That May Be
			Acquired within 60		Percent of
	Number of Shares		Days by Exercising		Common Stock
Name	Owned (1) (2)		Options	Total	Outstanding (3)
Orville G. Aarons	100		-	100	*
Carlos S. Batista	36,576	(4)	18,589	55,165	*
Robert M. Bolton	-		-	-	-
William C. Calderara	12,796	(1)(2)	16,000	28,796	*
Frederick A. Dlugokecki	12,500		-	12,500	*
Richard M. Famiglietti	21,051		18,589	39,640	*
Kevin A. Kennedy	3,032		-	3,032	*
James A. Mengacci	13,652	(5)	18,589	32,241	*
Lawrence B. Seidman	265,400	(6)	-	265,400	3.8%
Named Executive Officers Who Are Not Directors:
James E. Cotter	-		2,000	2,000	*
Mark C. Foley	-		2,000	2,000	*
James Hastings	3,640		2,000	5,640	*
All directors and executive officers as a group
(12 persons)	368,747		77,767	446,514	6.4%

*	Less than 1.0%.

(1)	Includes shares allocated to the accounts of individuals under the Bank’s KSOP with respect to which individuals have voting but not investment power as follows: Mr. Calderara, 1,474 shares.
(2)	Includes shares of unvested restricted stock granted under the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Calderara, 4,114 shares.
(3)	Based on, 7,002,208 shares of the Company’s common stock outstanding and entitled to vote as of March 27, 2015.
(4)	Includes 297 shares held in three custodian accounts for Mr. Batista’s grandchildren.
(5)	Includes 13,652 shares that are pledged as collateral for a third party loan.
(6)	Includes 18,750 shares held by Mr. Seidman’s spouse, 51,400 shares held by Seidman & Associates LLC, 35,800 shares held by Seidman Investment Partnership LP, 38,300 shares held by Seidman Investment Partnership II LP, 7,600 shares held by Seidman Investment Partnership III LP, 22,900 shares held by LSBK06-08 LLC, 28,700 shares held by Broad Park Investors LLC, 22,400 shares held by 2514 Multi-Strategy Fund LP and 20,800 shares held by CBPS LLC.

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ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of nine members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term and until their successors have been elected and qualified, are Frederick A. Dlugokecki, Richard M. Famiglietti, Leonard M. Romaniello, Jr. and Lawrence B. Seidman. Messrs. Dlugokecki, Famiglietti and Seidman are currently directors of Naugatuck Valley Financial and Naugatuck Valley Savings. The term of Kevin A. Kennedy will expire at the annual meeting. At Mr. Kennedy’s request, he has not been nominated for another term due to the demands of his business, Kennedy & Company. In addition, the Board of Directors has nominated Julienne C. Cassarino for election this year to serve for a two-year term and until her successor has been elected and qualified. Mr. Romaniello and Ms. Cassarino may not commence their service on the Board of Directors until receipt of regulatory approval.

Unless you indicate on the proxy card that your shares should not be voted for one or more of the nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees. If the nominees are unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitutes proposed by the Board of Directors. At this time, we know of no reason why the nominees might be unable to serve. The Board of Directors recommends a vote “FOR” the election of Messrs. Dlugokecki, Famiglietti, Romaniello, Jr., Seidman and Ms. Cassarino.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2014.

Board Nominees with Terms Ending in 2018

Frederick A. Dlugokecki is an attorney and has maintained a private practice in Naugatuck, Connecticut, focusing on real estate, bankruptcy, estate planning and business and tax issues since 1990. He graduated with high honors from The Catholic University of America, School of Law, and from the University of Connecticut, School of Business, magna cum laude, with Distinction in Finance. Age 58. Director of Naugatuck Valley Savings and of Naugatuck Valley Financial since 2009.

Mr. Dlugokecki was previously employed in Washington, D.C., with The United States Department of Justice, Tax Division, and with the General Counsel’s Office of The Federal Deposit Insurance Corporation. In Philadelphia, PA, he was employed with the law firms of Duane, Morris, LLP and Saul, Ewing, LLP. He went on to hold the position of General Counsel with Hansen Properties of Ambler, PA. Mr. Dlugokecki has taught law classes at various universities, including Post University and Temple University Law School.

Mr. Dlugokecki’s experience and professional focus as an attorney correlates positively to the business and operational issues of Naugatuck Valley Savings. As an active legal practitioner in the local area, he also offers the Board valuable insight into the local business community. Based on his experience, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Dlugokecki should serve as a director.

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Richard M. Famiglietti received a Bachelor of Science degree in Business Management from Providence College and his MBA from the University of Connecticut. He has been the owner of CM Property Management, a property management firm, since 2002. Previously, Mr. Famiglietti was a Vice President of Sales for Naugatuck Glass Company, a glass fabricator. Age 67. Director of Naugatuck Valley Savings since 2000. Director of Naugatuck Valley Financial since 2004.

Mr. Famiglietti’s experience as owner of a property management company provides the Board with critical experience in real estate matters, as well as experience as a small business owner. In addition, Mr. Famiglietti brings substantial management experience and expertise in sales and marketing, specifically within the region in which the Company conducts its business, through his experience as Vice President of Sales for Naugatuck Glass Company. Based on his experience, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Famiglietti should serve as a director.

Leonard M. Romaniello, Jr. is the managing partner of Lenkowski Lonergan & Co., LLP, a public accounting firm located in the greater Waterbury, CT area which has provided accounting, tax and consulting services since 1965. Mr. Romaniello earned a Bachelor of Science degree in Accounting from Bentley University and a Masters in Taxation from the University of Hartford. He is a Certified Public Accountant licensed in the State of Connecticut. Age 57.

Mr. Romaniello’s experience and professional focus as a certified public accountant serving local businesses offers the Board valuable insight into the local business community. Based on his experience, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Romaniello should serve as a director.

Lawrence B. Seidman, Mr. Seidman is the manager and President of various investment vehicles, principally involved in the purchase and sale of publicly traded bank and thrift stocks. From November 1991 to December 2005, he was also a consultant, President and General Counsel to Menlo Acquisition Corporation, a holding company for an environmental consulting and remediation company, and a laboratory company.  Prior to 1989, Mr. Seidman was an attorney with the Securities and Exchange Commission, an associate in two law firms and the founding member and principal shareholder of his own law firm.  From May 2007 to July 2014, until Center Bancorp, Inc. was merged with ConnectOne Bank, Mr. Seidman served on the Board of Directors of Center Bancorp, Inc. and its banking subsidiary, Union Center National Bank.  From January 2009 to the present, Mr. Seidman has served on the Board of Directors of Stonegate Bank.  Mr. Seidman has been the founder and President of the Israel Sports Exchange from 1990 to present, a Trustee of the YM-YWHA of North Jersey to present and a member of the Board of Directors of Shomrei Torah from 1986 to 1992.  He graduated from Saint Peter’s College in 1969 with a Bachelor of Science degree in Business and received his J.D. from the Washington College of Law in 1973. Mr. Seidman was appointed to the Board of Directors in the class of directors whose term expires at the annual meeting of shareholders to be held in 2015 pursuant to an agreement entered into on March 21, 2014 by and among the Company, the Bank and the Seidman Group, as defined in the Agreement. Pursuant to the Agreement, Mr. Seidman was also appointed to the Board of Directors of the Bank for a similar term. Age 66. Director of Naugatuck Valley Savings and of Naugatuck Valley Financial Corporation since 2014.

Mr. Seidman’s financial background, experience as a manager of various investment funds over many years, and his knowledge of the banking industry led the Board to conclude that he should serve as a director of the Company and the Bank.

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Board Nominee with Term Ending in 2017

Julienne C. Cassarino is currently the Vice President of Research with Prospector Partners, LLC, an asset management firm in Guilford, Connecticut. Ms. Cassarino has more than twenty years experience in the financial services industry with expertise in investment research and analysis and portfolio management. She graduated magna cum laude with a Bachelor of Arts in Economics from Trinity College, a Master of Science in Economics from the London School of Economics and a Master of Business Administration in Finance from The Wharton School, University of Pennsylvania.

Ms. Cassarino’s in depth knowledge and expertise in the financial services industry provides the Board a qualified, relevant and unique perspective regarding financial matters. Based on her experience and qualifications, the Board of Directors has determined that Ms. Casserino should serve as a director. Age 45.

Directors with Terms Ending in 2017

Carlos S. Batista retired in February 2015. Mr. Batista was most recently Vice President of Sales and Business Development for Water and Waste Water Automation Solutions at, Emerson Process Management Power and Water Solutions, Inc. Age 65. Director of Naugatuck Valley Savings since 1999. Director of Naugatuck Valley Financial since 2004. Chairman of the Board since 2009.

Mr. Batista holds a Bachelor’s Degree, Cum Laude, in Electrical and Electronics Engineering and a Masters in Business Administration from the University of New Haven. He is a member of the Alpha Sigma Lambda National Honor Society at the University of New Haven. He has extensive experience in Systems Contracting, Marketing, Sales, Project Management and Project Engineering, gained throughout his long history of experiences and various companywide positions in the industry. Through customer relationship management he has been a major contributor to the development and expansion of products, systems and solutions in oil, gas, water and wastewater treatment for Remote Automation Solutions-Bristol/Emerson. His management experience in a regulated industry has exposed Mr. Batista to many of the issues facing public companies today, particularly regulated entities, making Mr. Batista a valued component of a well-rounded Board. Based on his experiences, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Batista should serve as a director.

William C. Calderara has served as President and Chief Executive Officer of Naugatuck Valley Financial and Naugatuck Valley Savings since September 2012. From February 2008 until September 2012, Mr. Calderara served as Senior Vice President/Chief Loan Officer of Newtown Savings Bank in Newtown, Connecticut. From July 1998 to February 2008, he served as Executive Vice President/Corporate Secretary of Fairfield County Bank in Ridgefield, Connecticut. Age 55. Director of Naugatuck Valley Savings and of Naugatuck Valley Financial since 2012.

Mr. Calderara’s substantial management experience with financial institutions within the Company’s market area provides the Board with valuable insight and leadership capabilities. Based on his experiences, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Calderara should serve as a director.

Directors with Terms Ending in 2016

James A. Mengacci, Mr. Mengacci was the owner of James A. Mengacci Associates from 1999 to 2011. The Mengacci Agency provides consultative services to funeral service professionals, insurance funding options for pre-paid funeral contracts and tailored individual and group final expense plans. Mr. Mengacci previously was the Secretary and Treasurer of Fitzgerald Funeral Home, Inc. Age 56. Director of Naugatuck Valley Savings since 1988. Director of Naugatuck Valley Financial since 2004.

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Through his experiences as an independent business owner and treasurer of a local business, Mr. Mengacci brings substantial management experience and tenure to the Board and can offer the Board a unique perspective on the issues it faces. Based on his experience, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Mengacci should serve as a director.

Orville G. Aarons is the President of O. Aarons & Company, an investment banking and management services firm. He was also Executive Vice President and Chief Lending Officer at The Community’s Bank in Bridgeport, Connecticut from October 2007 until September 2012. Age 61. Director of Naugatuck Valley Savings and of Naugatuck Valley Financial since 2013.

Mr. Aarons’ knowledge and expertise in the financial services industry provides the Board a qualified, relevant and unique perspective regarding financial matters. Mr. Aarons’ experience as Chief Lending Officer of The Community’s Bank provides the Board with significant lending experience in the Company’s market area. In addition, being a small business owner enables Mr. Aarons to offer valuable insight into various issues facing community businesses. Based on his experience, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Aarons should serve as a director.

Robert Bolton is the President of Iron Bay Capital, an investment banking and management services firm. He has 20 years experience in the financial services industry with specialized expertise in portfolio management, risk management, banking, trading, and financial statement analysis. He was a Managing Director at Mendon Capital Advisors an investment management firm from 2002 until 2010. Earlier in his career, Mr. Bolton was a proprietary trader for Pershing Trading Company in New York City.  He was also an award winning banker with The Bank of New York. Mr. Bolton is a current board member of publicly traded HopFed Bancorp in Kentucky. Mr. Bolton earned his Bachelor of Arts in Philosophy from Saint Bonaventure University, and attended the University of Rochester, William E. Simon Graduate School of Business Administration. Mr. Bolton was appointed to the Board of Directors in the class of directors whose term expires at the annual meeting of shareholders to be held in 2016 pursuant to a standstill agreement entered into on March 12, 2014 by and among the Company, the Bank and The Stilwell Group, as defined in the standstill agreement, and Mr. Bolton. Pursuant to the Agreement, Mr. Bolton was also appointed to the Board of Directors of the Bank for a similar term. Age 46. Director of Naugatuck Valley Savings and of Naugatuck Valley Financial since 2014.

Mr. Bolton’s financial background experience as a manager of various investment funds over many years and his knowledge of the banking industry led the Board to conclude that he should serve as a director of the Company and the Bank.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

On April 8, 2013, Naugatuck Valley Financial dismissed Whittlesey & Hadley, P.C. as its independent certifying accountant. The Audit Committee of the Company’s Board of Directors approved the dismissal.

The reports of Whittlesey & Hadley, P.C. on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audit for the fiscal years ended December 31, 2011 and 2012 and in the interim period from January 1, 2013 through the date of dismissal, there were no disagreements with Whittlesey & Hadley, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Whittlesey & Hadley, P.C., would have caused Whittlesey & Hadley, P.C. to make reference to such disagreements in its report on the consolidated financial statement for such years.

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On April 8, 2013, the Company engaged McGladrey LLP its independent certifying accountant. The Audit Committee of the Company’s Board of Directors approved the engagement.

During the Company’s fiscal years ended December 31, 2011 and 2012 and the subsequent interim period preceding the engagement of McGladrey LLP, the Company did not consult McGladrey LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements (and McGladrey LLP did not provide any written report or oral advice that McGladrey LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

A representative of McGladrey LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accountants is not approved by a majority of the shares cast at the annual meeting, the Audit Committee will consider other independent registered public accountants.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of McGladrey LLP as the independent registered public accountants.

Audit Fees

The following table sets forth the fees billed to the Company for the year ended December 31, 2014 and 2013 by McGladrey LLP. As discussed in greater detail above, the Company dismissed Whittlesey & Hadley, P.C. on April 8, 2013 and engaged McGladrey LLP to serve as the Company’s independent registered public accounting firm on the same date.

	2014	2013
Audit fees(1)	$378,623	$451,136
Audit related fees(2)	33,294	54,000
Tax matters	62,245	-

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of financial statements included in quarterly reports on Form 10-Q.
(2)	Consists of fees for professional services rendered for the audit of employee benefit plans as well as HUD compliance procedures related to Mortgage Lending Recertification and agreed upon procedures related to the Allowance for Loan Losses and to HUD Mortgage Lending Recertification.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing and setting compensation and overseeing the work of the independent accountant. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent accountant to ensure that the independent accountant does not provide any non-audit services to the Company that are prohibited by law or regulation.

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In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent accountant. Requests for approval of services by the independent accountant under the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2014, all services provided by the independent accountant were approved, in advance, by the Audit Committee in compliance with these procedures.

Item 3 — Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our shareholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the principal executive officer and the three other most highly compensated executive officers of the Company who served in such capacities at December 31, 2014. These four officers are referred to as the “named executive officers” in this proxy statement.

							All Other
				Stock		Option	Compensation
Name and Principal Position	Year	Salary	Bonus	Awards		Awards(1)	(2)		Total
William C. Calderara	2014	$300,000	$52,000	$32,953	(3)	$204,000	$18,886		$607,839
President and CEO	2013	300,000	-	-		-	36,513		336,513
	2012	72,667	-	-		-	4,042		76,709
James Hastings (4)	2014	215,000	20,000	-		25,500	6,964		267,464
EVP & Chief Financial Officer	2013	148,019	-	-		-	5,849		153,868
James E. Cotter(5)	2014	215,000	25,000	-		25,500	14,172		279,672
EVP & Chief Operating Officer	2013	135,616	-	-		-	7,983		143,599
Mark C. Foley(6)	2014	203,462	28,000	-		25,500	14,095		271,057
EVP & Chief Credit Officer	2013	123,000	-	-		-	14,079	(7)	137,079

(1)	This amount reflects the aggregate grant date fair value for outstanding stock option awards granted during the year, computed in accordance with FASB ASC Topic 718. For information on the assumptions used to compute the fair value, see note 13 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.
(2)	Amounts include, but are not limited to, the fair market value of the employee stock ownership plan annual allocation, perquisites including Country Club Membership, company automobile and personal benefits, the Bank’s portion of health and dental insurance and life insurance cost in excess of IRS limitations. As of the date of this proxy statement, participant allocations for the ESOP portion of the KSOP were not available.
(3)	This amount reflects the aggregate grant date fair value for outstanding restricted stock awards granted during the year, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on the Company’s stock price as of the date of grant, which was $8.01 per share. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.
(4)	Mr. Hastings was appointed Executive Vice President and Chief Financial Officer on April 18, 2013.
(5)	Mr. Cotter was appointed Executive Vice President and Chief Operating Officer on May 6, 2013.
(6)	Mr. Foley was appointed Executive Vice President and Chief Credit Policy Officer on May 6, 2013.
(7)	Includes a fixed payment in lieu of documented moving expenses.

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Employment Agreements

The Bank maintains employment agreements with Mr. Calderara and Mr. Cotter each with a twelve month term. Unless otherwise renewed by the Board of Directors of the Bank, the terms of the employment agreements for Messrs. Calderara and Cotter will expire on July 2, 2015 and July 24, 2015, respectively. The Board of Directors of the Bank may extend the term of each agreement for an additional twelve months on each anniversary date of the respective agreement so that the remaining term is twelve (12) months, unless the Bank or the executive elects not to extend the term of the agreement by giving written notice at least 30 days prior to the anniversary date of the agreement. The employment agreements with Messrs. Calderara and Cotter provide for an annual base salary of $300,000 and $215,000, respectively. The base salary under the employment agreements may be increased from time to time and will be reviewed not less than annually. The employment agreements also address participation in incentive compensation and benefit plans, plans providing retirement, medical, dental, disability, and group life benefits and other fringe benefits. The payment of any severance benefits to Messrs. Calderera and Cotter currently require the non-objection of the regulators.

See “—Other Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under his employment agreement upon his termination of employment.

Other Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. Under the employment agreements, if the executive’s employment is terminated for “cause,” as that term is defined in the employment agreement, the executive will receive his base salary through the date on which the termination of employment becomes effective and reimbursement of expenses to which he is entitled when termination becomes effective.

Payments Made Upon Voluntary Termination and Termination without Cause or for Good Reason. If the executive is terminated without cause or voluntarily terminates with “good reason,” as that term is defined in the agreement, he will receive a lump sum amount, within ten (10) days of his termination, equal to the greater of the base salary that would have been paid to him for the remaining term of the employment agreement or the base salary that would have been paid to him for six (6) months. This lump sum payment will not be paid in the event that there is a payment under the employment agreement in connection with a change in control. In addition, the Bank shall continue to provide to the executive, at its expense, medical, dental and life insurance benefits for the executive and any of his dependents covered at the time of his termination until the first to occur of (i) the executive’s return to employment with the Bank or another employer, (ii) the executive’s attainment of age 65, (iii) the executive’s death, or (iv) the end of the term remaining under the employment agreement when the executive’s employment terminates or six (6) months, if the remaining term of the employment agreement is less than six (6) months.

Payments Made Upon Disability. If Mr. Calderara or Mr. Cotter become disabled, they will receive their full base salary at the rate then in effect and all perquisites and other benefits (other than bonus) until they become eligible for benefits under any disability plan or insurance program maintained by the Bank, provided that the amount of the disability payments will be reduced by payments made to the executive under any other company or bank-sponsored disability program.

Messrs. Calderara and Cotter are participants in the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan. The plan provides that upon termination due to disability, outstanding stock options and restricted stock awards automatically vest and become exercisable and, in the case of options, remain exercisable until the later of one year from the date of disability or the expiration date of the stock options.

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Payments Made Upon Death. Upon the executive’s death, his employment agreement will terminate and his estate will be entitled to receive the executive’s unpaid base salary through the last day of the month of his death and reimbursement of expenses, plus an amount equal to three months of the executive’s base salary in effect at the date of death.

The Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan provides that upon termination due to death, outstanding stock options and restricted stock awards automatically vest and become exercisable and, in the case of options, remain exercisable until the later of one year from the date of death or the expiration date of the stock options.

Payments Made Upon a Change in Control. If a “change in control,” as that term is defined in the employment agreements, occurs during the term of the employment agreement and within one year thereafter, the executive’s employment terminates involuntarily but without cause or if the executive voluntarily terminates employment with good reason, he will receive a lump sum severance benefit equal to one times his then current base salary. In addition, the Bank shall continue to provide to the executive, at its expense, medical, dental and life insurance benefits for the executive and any of his dependents covered at the time of his termination until the first to occur of (i) the executive’s return to employment with the Bank or another employer, (ii) the executive’s attainment of age 65, (iii) the executive’s death, or (iv) the end of the term remaining under the employment agreement when the executive’s employment terminates or six (6) months, if the remaining term of the employment agreement is less than six (6) months. The benefits provided by the employment agreements are limited to avoid adverse tax consequences to the Company and the Bank under Sections 280G and 4999 of the Internal Revenue Code of 1986. The provisions provide that total payments and benefits that constitute “parachute payments” made in connection with a change in control shall not equal or exceed in the aggregate three times the individual’s average annual taxable income over the five preceding taxable years.

The Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan provides that, in the event of a change in control of Naugatuck Valley Financial or Naugatuck Valley Savings, outstanding stock options and stock awards automatically vest and become exercisable.

Retirement Benefits

KSOP. The Bank previously sponsored a 401(k) Plan and an Employee Stock Ownership Plan (“ESOP”). Effective December 1, 2014, the Bank merged its ESOP with and into its 401(k) Plan and restated the 401(k) Plan as a KSOP. All participants who had accounts in the ESOP as of December 1, 2014 automatically become participants in the KSOP as of that date. The KSOP allows participants to defer a portion of their compensation, subject to IRS and plan limits, into the plan and invest the funds in the investment alternatives offered through the plan. In addition, the ESOP provision of the plan provides eligible participants with an opportunity to receive company common stock in the form of matching and employer discretionary contributions. As of December 31, 2014, all of the named executive officers participated in the KSOP.

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Outstanding Equity Awards at December 31, 2014

The following table provides information concerning unexercised stock options and restricted stock awards that have not vested for each named executive officer outstanding as of December 31, 2014.

	Stock Option Awards				Restricted Stock Awards
	Number of	Number of
	Securities	Securities			Number of		Market Value
	Underlying	Underlying			Shares or		of Shares or
	Unexercised	Unexercised			Units of Stock		Units of Stock
	Options, (#)	Options, (#)	Option	Option	That Have		That Have
Name	Exercisable	Unexercisable	Exercise Price	Expiration	Not Vested		Not Vested(1)
William C. Calderara	-	80,000 (2)	$7.74	5/27/2024	4,114	(3)	$35,215
James Hastings	-	10,000 (2)	7.74	5/27/2024	-		-
James E. Cotter	-	10,000 (2)	7.74	5/27/2024	-		-
Mark C. Foley	-	10,000 (2)	7.74	5/27/2024	-		-

(1)	Based upon the Company’s closing stock price of $8.56 per share at December 31, 2014.
(2)	The stock options vest in five equal installments commencing one year from the date of grant, which was May 27, 2014.
(3)	The restricted stock award vests in five equal annual installments commencing one year from the date of grant, which was November 11, 2014.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Naugatuck Valley Financial common stock during the year ended December 31, 2014.

Transactions with Related Persons

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of Naugatuck Valley Financial’s transactions with directors and executive officers of Naugatuck Valley Financial and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Naugatuck Valley Financial’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of Naugatuck Valley Financial must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of Naugatuck Valley Financial. Such potential conflicts of interest include, but are not limited to, the following: (i) Naugatuck Valley Financial conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and; (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with Naugatuck Valley Financial.

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From time to time, Naugatuck Valley Savings makes loans and extensions of credit to its executive officers and directors, and members of their immediate families. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Naugatuck Valley Savings, and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2014, these loans were performing according to their original terms.

SUBMISSION OF BUSINESS PROPOSALS AND

STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 10, 2015. If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2016, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee, James A. Mengacci, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770. Communications to individual directors may be made to such director in writing to such director at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of Naugatuck Valley Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

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The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 27, 2015. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 27, 2015 upon written request to Bernadette A. Mole, Naugatuck Valley Financial Corporation, 333 Church Street, Naugatuck, Connecticut 06770.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Bernadette A. Mole
Corporate Secretary

Naugatuck, Connecticut
April 8, 2015

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Naugatuck Valley FINANCIAL CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 21, 2015.

Vote by Internet

- Go to **www.investorvote.com/NVSL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

For KSOP Participants, votes must be received by May 14, 2015. See reverse side for instructions

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 – Julienne C. Cassarino	☐	☐
02 – Frederick A. Dlugokecki	☐	☐
03 – Richard M. Famiglietti	☐	☐
04 – Leonard M. Romaniello, Jr.	☐	☐
05 – Lawrence B. Seidman	☐	☐

Proposal	For	Against	Abstain
2. The ratification of the appointment of McGladrey LLP as registered public accountants for the fiscal year ending December 31, 2015.	☐	☐	☐
3. Say on Pay - An advisory vote on the approval of the compensation of the named executive officers.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

52DV 2361591

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02278B